UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES

Under Section 12(b) or (g) of the Securities Exchange Act of 1934

Sierra Resource Group, Inc.

(Exact Name of Small Business Issuer in its Charter)

Date of earliest event reported:

July 18, 2012

Nevada	000-25301	88-0413922
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

9550 S. Eastern Avenue, Suite 253, Las Vegas, Nevada 89123

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (702) 462-7285

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2012 the board of directors approved and the Company has agreed an Employment agreement with its Chief Financial Officer – Barton R. Budman. The agreement is attached hereto as Exhibits 5.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

d) Exhibits.

5.01	Employment Agreement between the Company and Barton R. Budman.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIERRA RESOURCE GROUP, INC.

Date: July 24, 2012	By:	/s/ J. ROD MARTIN
J. Rod Martin
Chief Executive Officer